UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 10, 2014

MILLER ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-34732	62-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302, Knoxville, TN	37932
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(865) 223-6575

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 12, 2014 Miller Energy Resources, Inc. issued a press release announcing its financial results for the third quarter ended January 31, 2014. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Executive Employment Agreements

On July 29, 2013, Miller Energy Resources, Inc. (the “Company”) entered into a new, one-year employment agreements (each an “Employment Agreement,” and collectively the “Employment Agreements”) with Scott M. Boruff, Chief Executive Officer, David J. Voyticky, President, Deloy M. Miller, Chairman of the Board or Directors, David M. Hall, Chief Operating Officer, and Kurt C. Yost, Senior Vice President and General Counsel (together, the “Executives”).

The Employment Agreements provided for a base salary, certain cash incentive compensation, and certain equity incentive compensation. The equity compensation under the Employment Agreements consisted of the right to receive, in the aggregate and subject to certain conditions, options to purchase up to 7,299,996 shares of common stock of the Company (the “Options”).

On March 10, 2014, the Company entered into an Amendment to Executive Employment Agreements (the “Amendment”) with the Executives. Pursuant to the Amendment, each of the Executives relinquished his respective right to receive any of these Options as compensation for his employment under the terms of his respective Employment Agreement. All other terms and provisions of the Employment Agreements are ratified and in remain of full force and effect.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.01 hereto and incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.

As disclosed in Item 2.02 above, on March 12, 2014, Miller Energy Resources, Inc. issued a press release, which is attached as Exhibit 99.1 hereto, announcing its financial results for the third quarter ended January 31, 2014. A copy of this press release is included as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Amendment to Executive Employment Agreements dated March 10, 2014
99.1	Press Release dated March 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER ENERGY RESOURCES, INC.

Date: March 12, 2014	By:	/s/ SCOTT M. BORUFF
Scott M. Boruff
Chief Executive Officer

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